4Q15 Earnings Presentation January 21, 2016 Refer to earnings release dated January 21, 2016 for further information. Exhibit 99.2

Cautionary statement This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and the economy weaken and become less favorable than expected, particularly in the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

4Q15 in review

($ in millions)	4Q15	Seq. Δ	YOY Δ
Average Balances			
Total loans & leases[1]	**$93,594**	**$221**	**$2,553**
Core deposits	**$99,728**	**$1,011**	**$3,378**
Income Statement Data			
Net interest income (taxable equivalent)	$904	-	2%
Provision for loan and lease losses	91	(42%)	(8%)
Noninterest income	1,104	55%	69%
Noninterest expense	963	2%	5%
Net income attributable to Bancorp	**$657**	**72%**	**71%**
Net income available to common shareholders	**$634**	**73%**	**75%**
Financial Ratios			
Earnings per share, diluted	**0.79**	**76%**	**84%**
Net interest margin	**2.85%**	**(4bps)**	**(11bps)**
Efficiency ratio	**48.0%**	**(1020bps)**	**(1160bps)**
Return on average assets	**1.83%**	**76bps**	**70bps**
Return on average common equity	**17.2%**	**720bps**	**720bps**
Return on average tangible common equity[2]	**20.6%**	**860bps**	**850bps**
Tangible book value per share[2]	**$ 15.39**	**1%**	**7%**

- **Significant pre-tax items in 4Q15 results (~$0.38 positive after-tax EPS impact):**
  - **$331MM gain on sale of Vantiv shares**
  - **$89MM gain on Vantiv warrant actions**
  - **$49MM payment received from Vantiv to terminate a portion of its tax receivable agreement**
  - **$21MM positive valuation adjustment on the Vantiv warrant**
  - **($10MM) charge related to the valuation of the Visa total return swap**
  - **($10MM) contribution to Fifth Third Foundation**
- **Core business trends in line with expectations and market activity; loan growth impacted by payoffs**
- **Credit trends**
  - **NCO ratio 34 bps of loans and leases as of 4Q15 decreased from 80 bps in 3Q15**
  - **NPAs up $51MM compared with 3Q15; NPA ratio 70 bps**
- **CET1 increased to 9.8% in 4Q15 from 9.4% in 3Q15; tangible book value per share[2] up 7% from 4Q14**
- **Share count decreased by 10MM shares in 4Q15 compared to 3Q15**

Note: The percentages in all of the tables in this presentation are calculated on actual dollar amounts and not the rounded dollar amounts.
[1] Excludes loans held-for-sale
[2] Non-GAAP measure; see Reg. G reconciliation in appendix

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Balance sheet

Fifth Third Bank

Average securities and short-term investments ($B)


Avg +13% YoY
30
25
20
15
10
5
0
$27.6
$29.0
$30.6
$30.1
$31.3
$22.4
$23.2
$27.4
$28.3
$29.0
4Q14
1Q15
2Q15
3Q15
4Q15
Average securities
Short-term investments

- Average securities up $6.6B from 4Q14 driven by LCR requirements and positioning to maintain balanced interest rate exposures
- Securities portfolio / total assets of 20.9% in 4Q15, up from 16.5% a year ago

Loan balances ($B)


Avg +3% YoY; EOP +3% YoY
95
90
85
80
75
70
$90.1
$92.6
$91.0
$90.5
$92.2
$93.4
$93.6
4Q14
1Q15
2Q15
3Q15
4Q15
EOP loans HFI
Avg loans HFI

- Average commercial loans HFI flat sequentially and up 5% year-over-year
  - Year-over-year growth primarily driven by C&I and commercial construction
- Average consumer loans HFI flat sequentially and were down 1% year-over-year
- Lower utilization and higher payoffs impacted QoQ balances; commodity outstandings decreased to $306MM

Average core deposit balances ($B)


Core +4% YoY; Transaction +4% YoY
100
95
90
85
80
75
70
65
115%
110%
105%
100%
95%
$96.4
$99.7
106%
108%
109%
106%
107%
$92.4
$94.2
$96.5
$94.7
$95.7
4Q14
1Q15
2Q15
3Q15
4Q15
Transaction deposits
Other time deposits
Core deposit to loan ratio

- Average transaction deposits up $1.0B sequentially with increases in demand deposit and money market account balances, partially offset by lower interest checking and savings account balances
  - Consumer average transaction deposits up 2% year-over-year
  - Commercial average transaction deposits up 5% year-over-year
- Average core deposit to loan ratio of 107%
- LCR of ~115% at 4Q15

Note: Numbers may not sum due to rounding.

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Net interest income


NII and NIM (FTE)
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$888
$852
$892
$906
$904
2.96%
2.86%
2.90%
2.89%
2.85%
4Q14
1Q15
2Q15
3Q15
4Q15
Net Interest Income ($MM)
NIM

Yield Analysis	4Q14	3Q15	4Q15	Seq. ∆ (bps)	YoY ∆ (bps)
Commercial and industrial loans	3.21%	3.11%	3.12%	1	(9)
Commercial mortgage loans	3.28%	3.17%	3.11%	(6)	(17)
Commercial construction loans	3.30%	3.13%	3.18%	5	(12)
Commercial leases	2.96%	2.72%	2.68%	(4)	(28)
Residential mortgage loans	3.80%	3.63%	3.62%	(1)	(18)
Home equity	3.68%	3.61%	3.57%	(4)	(11)
Automobile loans	2.73%	2.62%	2.67%	5	(6)
Credit card	10.08%	10.38%	10.17%	(21)	9
Other consumer loans and leases	31.97%	6.81%	6.95%	14	(2,502)
Total loans and leases	**3.58%**	**3.36%**	**3.36%**	**-**	**(22)**
Taxable securities	3.28%	3.23%	3.16%	(7)	(12)
Tax exempt securities	4.42%	5.20%	5.69%	49	127
Other short-term investments	0.26%	0.23%	0.28%	5	2
Total interest-earning assets	**3.38%**	**3.29%**	**3.26%**	**(3)**	**(12)**
Total interest-bearing liabilities	**0.61%**	**0.58%**	**0.61%**	**3**	**-**
Net interest spread	**2.77%**	**2.71%**	**2.65%**	**(6)**	**(12)**

- **Net interest income down $2MM from 3Q15, as expected**
  - **NII decrease driven by the full quarter impact of $2.4 billion of wholesale debt issuances in the third quarter, the $750 million auto securitization completed in November, and commercial loan yield compression, partially offset by residential mortgage loan growth**
  - **NIM decreased 4 bps from the previous quarter, primarily driven by the impact of debt issuances and the auto securitization, slower prepayments reducing net discount accretion on the investment portfolio, and an increased short-term cash position during the quarter**
- **Year-over-year NII increased $16MM and NIM decreased 11 bps**
  - **NII increase driven by the impact of higher investment securities balances, partially offset by a $22MM decline due to the changes to the Bancorp's deposit advance product that were effective January 1, 2015**
  - **NIM decrease primarily driven by a 7 bp impact due to the changes to the deposit advance product and loan repricing**

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Noninterest income

FIFTH THIRD BANK

Components of noninterest income

($ in millions)	4Q14	3Q15	4Q15	Seq. Δ	YOY Δ
Service charges on deposits	$142	$145	$144	(1%)	1%
Corporate banking revenue	120	104	104	-	(13%)
Mortgage banking net revenue	61	71	74	4%	21%
Investment advisory revenue	100	103	102	(1%)	2%
Card and processing revenue	76	77	77	-	1%
Other noninterest income	150	213	602	NM	NM
Securities gains, net	4	-	1	-	(75%)
Total noninterest income	**$653**	**$713**	**$1,104**	**55%**	**69%**
Gain on sale of Vantiv shares	-	-	(331)		
Gain on Vantiv warrant actions	-	-	(89)		
Vantiv TRA settlement payment	-	-	(49)		
Vantiv warrant valuation	(56)	(130)	(21)		
Valuation of Visa total return swap	19	8	10		
Securities (gains) / losses	(4)	-	(1)		
Adjusted noninterest income	**$612**	**$591**	**$623**	**5%**	**2%**

- **4Q15 impacted by Vantiv transaction gains described on page 3 of this presentation**
- **Adjusted noninterest income up 5% QoQ, 2% YoY**
- **Service charges on deposits sequential decrease was partially related to changes in consumer service charges due to a more simplified checking product line up**
- **Corporate banking fees impacted by year-end volatility in capital markets**


5 quarter trend ($MM)
$1,000
$800
$600
$400
$200
$-
$612
$566
$637
$591
$623
4Q14
1Q15
2Q15
3Q15
4Q15
Adjusted noninterest income
Mortgage banking net revenue
Reported noninterest income

6

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Noninterest expense Expenses were up 2% sequentially, primarily due to a $10MM contribution to the Fifth Third Foundation and higher lease expense due to expenses related to retail market exits Expenses were up 5% YoY due to higher compensation, technology, and other expenses 4Q14 3Q15 4Q15 Seq. D YOY D ($ in millions) Salaries, wages and incentives $366 $387 $386 - 5% Employee benefits 79 72 74 3% (6%) Net occupancy expense 77 77 83 8% 8% Technology & communications 54 56 59 5% 9% Equipment expense 30 31 32 3% 7% Card and processing expense 36 40 40 - 11% Other noninterest expense 276 280 289 3% 5% Noninterest expense $918 $943 $963 2% 5% Contribution to Fifth Third Foundation - - (10) Severance (6) (3) (2) Executive Retirements - (6) - Adjusted noninterest expense $912 $934 $951 2% 4% Components of noninterest expense 5 quarter trend ($MM) Note: Provision for unfunded commitments was an expense of $4M in 4Q15, an expense of $2M in 3Q15, an expense of $2M in 2Q15, a benefit of $4M in 1Q15, and an expense of $1M in 4Q14.

Credit quality overview Net charge-offs ($MM) $86 $191 NCO ratio 0.83% 0.41% 0.37% 0.80% 0.34% $188 HFI Nonperforming assets ($MM) $691 $626 $606 $744 $647 Reserve Coverage Accruing 90+ Days Past Due ($MM) NPA ratio 0.82% 0.76% 0.67% 0.65% 0.70% $91 $80 1 Charge-off related to restructuring of a student loan backed commercial credit originally extended in 2007 1021 40

Select Commercial Portfolios CRE Energy Commodities Traders Size: $10.2BN % of Total Loans: 11% % of Total Capital1: 59% Size: $1.7BN % of Total Loans: 2% % of Total Capital1: 10% Size: $306MM % of Total Loans: 0.3% % of Total Capital1: 2% 1 Percentage of total Risk-based capital 2 Average HFI Loans $3.4 $3.0 $3.7 $0.1 Non-owner occupied RE $ $ $ $ $ $ $ $ $ $BN Note: Numbers may not sum due to rounding.

Strong capital position 1 Non-GAAP measure; See Reg. G reconciliation in appendix. 2 Represents Basel III common equity tier 1 ratio under the final capital rule, subject to phase-in periods. Fifth Third made a one-time permanent election to not include AOCI in common equity tier 1 capital in the March 31, 2015 regulatory filings. 3 EOP share impact of 14.7MM for 3Q15 and 12.4MM for 4Q15; Average share impact of 9.6MM for 3Q15, 11.0MM for 4Q15 and 8.9MM for 1Q16 Tier 1 Common Ratio1 (Basel I) Tangible Book Value per share1 Capital Actions Avg. Diluted Shares Outstanding (MM)3 Common Equity Tier 1 Ratio2 (Basel III) CET1 up strongly QoQ in 4Q15 to 9.8% after Vantiv- related share repurchases Announced two $150MM share repurchase transactions in 3Q15; the second was completed on October 23, 2015 retiring a total of 7.9MM shares Announced additional $215MM share repurchase on December 14, 2015, retiring 9.2MM shares Completed on January 14, 2016, retiring an additional 1.8MM shares

Incremental Risk & Compliance Expense While we added 373 employees in risk and compliance, we reduced the total employee count in other areas by 464 in 2015, resulting in a net decrease of 91 In 2016, total compensation in all other areas, which includes ongoing inflationary increases, merit adjustments, and performance based compensation, is expected to remain flat excluding any one-time items Total incremental increase in expenses in risk and compliance in 2016 is 2% of our 2015 expense base Risk and compliance expenses are expected to peak in 2016, assuming no new regulatory changes

Select Strategic Investments

Integrated Customer Experience & Branch Digitization

- Building omni-channel infrastructure to combine physical (ATM, branch), virtual (call center, remote specialist) and digital (mobile, website) channels to accelerate revenue growth and improve customer service quality
- Emerging proof points include highly rated app, increased online application and customer acquisition related to website upgrade
- Branch digitization expected to achieve significant efficiency, reduce error rates and increase customer satisfaction
- Creating further potential for enhanced network optimization

Pretax Impact on Earnings

Total Investment: $73MM

- 2016: ($16MM)
- 2017: ($11MM)
- 2018: $12MM
- Full run-rate benefit: $44MM

Mortgage & Home Equity Loan Operating System

- Improved omni-channel customer experience in origination, fulfillment and servicing
- Achieves best-in-class cost to originate and service by streamlining and simplifying processes, leading to productivity gains
- Significantly improves sales force productivity

Pretax Impact on Earnings

Total Investment: $20MM

- 2016: ($5MM)
- 2017: ($8MM)
- 2018: $3MM
- Full run-rate benefit: $12MM

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Appendix

Pre-tax pre-provision earnings1 PPNR trend 1 Non-GAAP measure; see Reg. G reconciliation in appendix. 2 Prior quarters include similar adjustments. PPNR increased 55% sequentially, reflecting the impact of $469MM in net benefit in 4Q15 primarily related to Vantiv Excluding those items, adjusted PPNR increased 3% sequentially PPNR reconciliation Efficiency ratio 65.4%

Strong Liquidity Profile

FIFTH THIRD BANK

Holding company unsecured debt maturities ($MM)



$1,250
$500
$500
$500
$1,100
$2,312
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

- Bancorp LCR of ~115% at 12/31/15
- Holding Company cash at 12/31/15: $3.0B
- Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~21 months (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions

Bank unsecured debt maturities ($MM – excl. Retail Brokered CDs)



$2,475
$650
$1,850
$850
$850
2016
2017
2018
2019
2020
2021 On

- Available and contingent borrowing capacity (4Q15):
  - FHLB ~$12.6B available, ~$14.3B total
  - Federal Reserve ~$26.0B

Heavily core funded



L-T debt 11%
Demand 26%
Equity 11%
Other liabilities 3%
S-T wholesale 3%
S-T borrowings 1%
Non-Core Deposits 2%
Foreign Office 1%
Consumer time 3%
Savings/ MMDA 24%
Interest checking 18%

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Portfolio Compositions Commercial: Fixed: $9.7BN1 Float: $46.5BN1 1M Libor based: 68% 3M Libor based: 9% Prime based: 5% Weighted Avg. Life: 1.76 74% Float / 26% Fix 95% Float / 5% Fix 0% Float / 100% Fix 91% Float / 9% Fix 1% Float / 99% Fix 70% Float / 30% Fix 100% Float / 0% Fix 26% Float / 74% Fix 91% Float / 9% Fix Investments: 52% allocation to bullet/locked-out cash flow securities Investment portfolio yield: 3.16% Duration: 5.2 years Net unrealized pre-tax gain: $365MM December 31, 2015 LCR: ~115% Portfolio Characteristics 0% Float / 100% Fix 0% Float / 100% Fix 5% Float / 95% Fix Consumer: Fixed: $23.5BN1 Float: $13.7BN1 Prime based: 25% Weighted Avg. Life: 3.65 Avg. duration of Auto book: 1.3 Yrs 1 Includes HFS Loans & Leases EOP Commercial Loans1

Interest Rate Risk Management Actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve Well-positioned for rising rates NII benefits from asset re-pricings in a rising rate environment 64% of total loans are floating rate (83% of commercial and 37% of consumer) Investment portfolio duration of approximately 5 years Short-term wholesale funding represents approximately less than 1% of total funding Approximately $10.2BN in non-core funding matures beyond one year Interest rate sensitivity tables are based on conservative deposit assumptions 70% beta on all interest-bearing deposit and sweep balances (~50% betas experienced in 2004 – 2006 Fed tightening cycle) No modeled re-pricing lag Modeled non-interest bearing commercial DDA runoff of approximately $2.5BN (about 10%) for each 100 bps increase in rates DDA runoff rolls into an interest bearing product with a 100% beta

NPL rollforward

Credit Trends Residential Mortgage Commercial & Industrial Home Equity & Automobile Commercial Real Estate * Excludes loans held-for-sale.

Regulation G Non-GAAP reconciliation

Regulation G Non-GAAP reconciliation